Consolidated Balance Sheet (Parenthetical) - USD ($) shares in Millions, $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Stockholders’ equity:
Common stock, shares authorized	960	960
Common stock, par value per share	$ 1	$ 1
Common Stock, shares issued	861	785
Treasury stock, shares of common stock	35	35
Allowance for trade accounts and other receivables	$ 9	$ 6